EXHIBIT 99.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of December 22, 2004 (the “Effective Date”), by and among Brush Engineered Materials Inc., an Ohio corporation (the “Company”), the other Borrowers (as defined in the Credit Agreement (as defined below)), the other Loan Parties (as defined in the Credit Agreement), the Lenders (as defined in the Credit Agreement), and Bank One, NA, a national banking association (the “Agent”).

WHEREAS, the Company, the other Borrowers, the other Loan Parties, the Lenders, and the Agent entered into a certain Credit Agreement dated as of December 4, 2003, as amended by that certain First Amendment to Credit Agreement entered into on March 1, 2004 (as may from time to time be further amended, restated, modified, or supplemented, the “Credit Agreement”);

WHEREAS, the Company, the other Borrowers, the other Loan Parties, the Lenders, and the Agent desire to amend certain provisions of the Credit Agreement as set forth in and pursuant to the terms and conditions of this Amendment; and

WHEREAS, the defined terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

NOW, THEREFORE, for valuable consideration received to their mutual satisfaction, the parties hereby agree as follows:

1. Amendments to Article I. (a) The definitions of “Aggregate Revolving Commitment,” “Domestic Borrowing Base,” Facility Termination Date” and “Permitted Precious Metals Agreements” in Article I of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

“Aggregate Revolving Commitment” means the amount of (a) $85,000,000, plus (b) the difference between $20,000,000 and the outstanding principal balance of the Term Loans, as such commitment may be reduced from time to time pursuant to the terms hereof.

“Domestic Borrowing Base” means, at any time, with respect to each Domestic Borrower, the sum of (a) up to 85% of such Borrower’s Eligible Accounts at such time, plus (b) 85% of the Net Orderly Liquidation Value of such Borrower’s Eligible Inventory, plus (c) an amount equal to (i) $7,500,000, minus (ii) (A) $312,500, multiplied by (B) the number of whole months that have elapsed since the Closing Date; provided that the amount calculated pursuant to this clause (c) shall not be less than $0; provided further that this clause (c) shall apply only to the Aggregate Domestic Borrowing Base, plus (d) if and upon the date that the Term Loans are paid in full, an amount equal to (i) the principal amount of the Term Loans as of such payment date, minus (ii) $714,285.70, multiplied by the number of full or partial Fiscal Quarters that have elapsed since the date of such repayment; provided that the amount calculated pursuant to this clause (d) shall not be less than $0, minus (e) Reserves related to such Borrower. The Agent may, in its Permitted Discretion, reduce the advance rates set forth above or reduce one or more of the other elements used in computing the Domestic Borrowing Base.

“Facility Termination Date” means December 3, 2009 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

“Permitted Precious Metals Agreements” means precious metals agreements and arrangements (whether styled as debt, a lease, a consignment or otherwise) entered into from time to time by any Loan Party, but only to the extent that the aggregate Dollar Equivalent of the precious metals subject thereto does not exceed $65,000,000. For purposes of this definition, “precious metals” shall include, without limitation, gold, silver, platinum, palladium and copper (even though copper is not generally deemed to be a precious metal).

(b) The definition of “Kazakhstan Contract” in Article I of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Beryllium Contracts” means any and all agreements or other arrangements (however styled) for the purchase, procurement or other acquisition of Beryllium, in whatever form (including, without limitation, Beryl ore, Copper Beryllium Master Alloy, Vacuum Cast Beryllium Ingot, and Vacuum Hot Pressed Beryllium Billet), entered into from time to time by any Loan Party, but only to the extent that the Dollar Equivalent of any Indebtedness related thereto does not exceed $20,000,000 during any consecutive 12-month period.

The foregoing definition shall be inserted in Article I of the Credit Agreement in appropriate alphabetical order. Any and all references in the Credit Agreement to “Kazakhstan Contract” are hereby replaced with references to “Beryllium Contracts”.

2. Amendment to Section 2.1.2. Section 2.1.2(a) of the Credit Agreement is hereby amended by deleting the text “$25,000,000” appearing in the first sentence thereof and replacing it with the text “$35,000,000”.

3. Amendment to Section 6.1. Section 6.1(f) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(f) as soon as available, but in any event by Wednesday of each week, an Aggregate Borrowing Base Certificate in connection therewith for Sunday through Saturday of the previous week; provided, however, that if, during the Fiscal Month, Availability is not less than $20,000,000 for 3 consecutive Business Days or any 5 Business Days, then the Loan Parties shall only be required to furnish a monthly Aggregate Borrowing Base Certificate with respect to the Fiscal Month immediately succeeding such Fiscal Month, which shall be delivered as soon as available after such Fiscal Month, but in any event within 20 Business Days of the end of such Fiscal Month;

4. Amendment to Section 6.10. Section 6.10 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

6.10. Appraisals; Field Exams. Whenever a Default exists, and at such other times (not more frequently than twice per Fiscal Year) as the Agent requests, the Loan Parties shall, at their sole expense, provide the Agent with appraisals or updates thereof of their Inventory, Equipment and real Property from an appraiser, and prepared on a basis, reasonably satisfactory to the Agent, such appraisals and updates to include, without limitation, information required by applicable law and regulations and by the internal policies of the Lenders. Whenever a Default exists, and at such other times (not more frequently than every 180 days as the Agent requests), the Agent shall have the right to conduct a field exam of each Loan Party at the sole cost and expense of the Loan Parties. Notwithstanding the foregoing, unless a Default has occurred and is continuing, the Loan Parties shall not be required to provide the Agent any Inventory appraisal or update to any Inventory appraisal if, during the period comprised of the 12 Fiscal Months immediately prior to the scheduled commencement of any such appraisal, Availability is not less than $40,000,000 for 3 consecutive Business Days or any 5 Business Days in any of such Fiscal Months.

5. Amendment to Section 6.16. Section 6.16(g) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(g) Indebtedness arising under Rate Management Transactions having a Net Mark-to-Market Exposure not exceeding $25,000,000, which amount shall include the Rate Management Transactions set forth on Schedule 5.22;

6. Amendment to Section 6.16. Section 6.16(h) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(h) other unsecured Indebtedness in an amount not in excess of $5,000,000;

7. Amendment to Section 6.19. Section 6.19(c) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(c) the sale or disposition of other assets having a book value not exceeding $1,000,000 in the aggregate in any Fiscal Year; and

8. Amendment to Section 6.20. Section 6.20(g) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(g) other Investments not to exceed $2,500,000 each, and $7,500,000 in the aggregate during the term of this Agreement; provided, however, that the foregoing $2,500,000 limitation on each Investment shall not apply and the $7,500,000 aggregate limitation for all Investments shall be deemed to be $20,000,000 as long as Availability equals or exceeds $20,000,000 immediately prior to and immediately after giving effect to any such Investment;

9. Amendment to Section 6.20. Section 6.20(h) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(h) Acquisitions in which the cash portion of the purchase price does not exceed $2,500,000 per Acquisition and $7,500,000 in the aggregate for all Acquisitions during any Fiscal Year (it being understood that there shall be no limit on Acquisitions using common stock of the Company); provided, however, that the foregoing $2,500,000 limitation on each Acquisition shall not apply and the $7,500,000 aggregate limitation for Acquisitions shall be deemed to be $15,000,000 as long as Availability equals or exceeds $20,000,000 immediately prior to and immediately after giving effect to any such Acquisition;

10. Amendment to Section 6.25. Section 6.25(a) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(a) No Loan Party shall, directly or indirectly, voluntarily purchase, redeem, defease, acquire or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness prior to its scheduled maturity, other than: (i) the Obligations; (ii) Indebtedness secured by a Permitted Lien if the asset securing such Indebtedness has been sold or otherwise disposed of in accordance with Section 6.19; (iii) Indebtedness permitted by Section 6.16(d) upon any refinancing thereof in accordance therewith; (iv) Indebtedness permitted by Section 6.16(e); (v) Indebtedness permitted by Section 6.16(i); and (vi) so long as (a) no Default has occurred and is continuing and (b) Availability equals or exceeds $20,000,000 immediately prior to and immediately after giving effect to such repayment, all or any portion of the Guggenheim Debt.

11. Amendment to Section 6.29. Section 6.29(b) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(b) The Company will not permit the Fixed Charge Coverage Ratio, determined as of the end of each of its Fiscal Quarters for the then most-recently ended four Fiscal Quarters, to be less than (a) 1.25 to 1.00 on the Closing Date through September 30, 2005 and (b) 1.50 to 1.00 at all times thereafter. Notwithstanding the foregoing, as long as Availability is not less than $20,000,000 for 3 consecutive Business Days or any 5 Business Days in any Fiscal Quarter, the Company shall not be required to maintain or report to the Agent the foregoing Fixed Charge Coverage Ratio for such Fiscal Quarter.

12. Amendment to Section 10.15. Section 10.15(a) of the Credit Agreement is hereby amended by deleting the text “$250,000” appearing in the last sentence thereof and replacing it with the text “$1,000,000”.

13. Amendment to the Commitment Schedule. The Commitment Schedule attached to the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the Commitment Schedule attached hereto as Exhibit A.

14. Amendment to the Pricing Schedule. The Pricing Schedule attached to the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the Pricing Schedule attached hereto as Exhibit B.

15. Export-Import Loan. The Export-Import Loan is hereby terminated and rescinded without any penalty, premium or other fee, and shall no longer be available to the Borrowers. All provisions in the Credit Agreement related solely to the Export-Import Loan are hereby deleted and of no further force or effect. To the extent that any other provision in the Credit Agreement contains a reference to the Export-Import Loan or any aspect thereof, such reference shall be of no further force and effect and that provision shall read as if such reference was not contained therein. Additionally, all of the Export-Import Loan Documents, other than the Credit Agreement, are hereby terminated and of no further force or effect. Upon the execution of this Amendment, the Agent shall promptly return the Export-Import Revolving Note to the Company.

16. Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders that (a) it has the power and authority and legal right to execute and deliver this Amendment, (b) the execution and delivery by such Loan Party of this Amendment, and the performance of its obligations hereunder, have been duly authorized by proper proceedings, and (c) this Amendment constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and except as the same may be subject to general principles of equity.

17. Condition to Closing. The amendments to the definitions of Aggregate Borrowing Commitment, Domestic Borrowing Base and Facility Termination Date set forth in Section 1 of this Amendment shall not become effective unless and until Guggenheim Corporate Funding, LLC (“Guggenheim”) shall have executed an amendment to that certain Intercreditor Agreement dated as of December 4, 2003 (the “Intercreditor Agreement”) between the Agent and Guggenheim that captures the changes to such definitions contained in this Amendment, including, without limitation, amending the definition of “Maximum Bank One Debt” contained in the Intercreditor Agreement to reflect the change in the amount of the Aggregate Revolving Commitment. Except as set forth in the immediately preceding sentence, this Amendment and the provisions hereof shall become effective upon the execution hereof by the parties hereto, and there are no conditions precedent or subsequent to the effectiveness of this Amendment.

18. Consideration. As consideration for this Amendment, the Company shall pay to the Agent, for the benefit of the Lenders, an amendment fee in the amount of $105,000. The Company hereby further agrees to reimburse the Agent for any and all out-of-pocket costs, fees and expenses incurred in connection with this Amendment, including, without limitation, attorney’s fees.

19. General Terms. This Amendment shall be effective as of the Effective Date. Except as specifically amended herein, directly or by reference, all of the terms and conditions set forth in the Credit Agreement are confirmed and ratified, and shall remain as originally written. This Amendment shall be construed in accordance with the laws of the State of Ohio, without regard to principles of conflict of laws. The Credit Agreement and all other Loan Documents shall remain in full force and effect in all respects as if the unpaid balance of the principal outstanding, together with interest accrued thereon, had originally been payable and secured as provided for therein, as amended from time to time and as modified by this Amendment. Nothing herein shall affect or impair any rights and powers which the Company, any other Borrower, any Loan Party, any Lender or the Agent may have under the Credit Agreement and any and all other Loan Documents.

20. No Effect. The parties hereto agree that this Amendment shall in no manner affect or impair the liens and security interests evidenced by the Credit Agreement and/or any other instruments evidencing, securing or related to the Obligations.

21. Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts and all such counterparts shall constitute one agreement binding on all the parties, notwithstanding that the parties are not signatories to the same counterpart. The parties may execute this Amendment by facsimile, and all such facsimile signatures shall have the same force and effect as manual signatures delivered in person.

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IN WITNESS WHEREOF, the Company, the other Borrowers, the Lenders and the Agent have executed this Amendment as of the date first above written.

BORROWERS:

BRUSH ENGINEERED MATERIALS INC. By: /s/ Michael C. Hasychak	BEM SERVICES, INC. By:/s/ Gary Schiavoni

Name: Michael C. Hasychak	Name: Gary Schiavoni

Title: VP, Treasurer and Secretary	Title: Assistant Treasurer, Assistant Secretary

BRUSH INTERNATIONAL, INC. By: /s/ Michael C. Hasychak_	BRUSH WELLMAN INC. By: /s/ Gary Schiavoni

Name: Michael C. Hasychak	Name: Gary Schiavoni

Title: Treasurer	Title: Assistant Treasurer, Assistant Secretary

ZENTRIX TECHNOLOGIES INC. By: /s/ Michael C. Hasychak	BRUSH RESOURCES INC. By: /s/ Gary Schiavoni

Name: Michael C. Hasychak	Name: Gary Schiavoni

Title: Chief Financial Officer and Secretary	Title: Secretary

BRUSH CERAMIC PRODUCTS INC. By: /s/ Michael C. Hasychak	CIRCUITS PROCESSING TECHNOLOGY, INC. By: /s/ Gary Schiavoni

Name: Michael C. Hasychak	Name: Gary Schiavoni

Title: Chief Financial Officer and Secretary	Title: Treasurer and Assistant Secretary

TECHNICAL MATERIALS, INC. By: /s/ Michael C. Hasychak	WILLIAMS ADVANCED MATERIALS INC. By: /s/ Gary Schiavoni

Name: Michael C. Hasychak	Name: Gary Schiavoni

Title: V.P., Treasurer and Secretary	Title: Assistant Treasurer, Assistant Secretary

WILLIAMS ACQUISITION, LLC By: /s/ Michael C. Hasychak

Name: Michael C. Hasychak

Title: Treasurer

SINGAPORE BORROWER:

BRUSH WELLMAN (SINGAPORE) PTE
LTD.

By: /s/ Tony Ong Wee Swez
Name: Tony Ong Wee Swez
Title: Managing Director

LENDERS:

BANK ONE, NA
Individually, as the Agent, a Lender and LC Issuer

By: /s/ Linda Skinner
Name: Linda Skinner
Title: Vice President

BANK ONE, NA Singapore Branch
as a Lender

By: /s/ Linda Skinner
Name: Linda Skinner
Title: Vice President

LASALLE BANK NATIONAL ASSOCIATION
as a Lender

By: /s/ Patrick F. Dunphy
Name: Patrick F. Dunphy
Title: First Vice President

RZB FINANCE LLC
as a Lender

By: /s/ Christoph Hoedl
Name: Christoph Hoedl
Title: Vice President

By: /s/ Juan M. Csillag
Name: Juan M. Csillag
Title: Group Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.
as a Lender

By: /s/ Arthur R. Cordwell, Sr.
Name: Arthur R. Cordwell, Sr.
Title: Vice President

FIFTH THIRD BANK
as a Lender

By: /s/ Kenneth A. Horner
Name: Kenneth A. Horner
Title: Vice President

UPS CAPITAL CORPORATION
as a Lender

By: /s/ John P. Holloway
Name: John P. Holloway
Title: Director of Portfolio Management

Exhibit A

COMMITMENT SCHEDULE

Lender	Revolving Commitment		Term A	Term B	Aggregate Commitment	Singapore
			Loan Commitment	Loan Commitment	—	Sub-Commitment
Bank One, NA	$28,333,333.32		$4,000,000.00	$2,666,666.68	$35,000,000	$4,000,000

LaSalle Bank National Association	16,190,476.19		2,285,714.29	1,523,809.52	20,000,000

Fifth Third Bank	16,190,476.19		2,285,714.29	1,523,809.52	20,000,000

The CIT Group/Business Credit, Inc.	8,095,238.10		1,142,857.14	761,904.76	10,000,000

UPS Capital Corporation	8,095,238.10		1,142,857.14	761,904.76	10,000,000

RZB Finance LLC	8,095,238.10		1,142,857.14	761,904.76	10,000,000

Total	$85,000,000	*	$12,000,000	$8,000,000	$105,000,000	$4,000,000

*As such amount may be increased pursuant to the terms of the Credit Agreement. Any increase shall by shared by each Lender on a pro rata basis.

Exhibit B

PRICING SCHEDULE

		Applicable Margin						Applicable Fee Rate

LEVEL	Leverage Ratio (trailing 4 quarters)	Fixed Rate Revolver Margin/ Letter of Credit Fee	Floating Rate Revolver Margin	Term Loan A Eurodollar Margin	Term Loan A ABR Margin	Term Loan B Eurodollar Margin	Term Loan B ABR Margin	Unused Commitment Fee

4	≥ 3.75 to 1.0	1.75%	1.25%	2.75%	1.50%	2.75%	1.75%	0.25%

3	< 3.75 to 1.0 but ≥ 2.50 to 1.0	1.50%	1.00%	2.50%	1.25%	2.50%	1.50%	0.25%

2	< 2.50 to 1.0 but ≥ 1.25 to 1.0	1.25%	.75%	2.25%	1.00%	2.25%	1.25%	0.25%

1	< 1.25 to 1.0	1.00%	.50%	2.00%	.75%	2.00%	1.00%	0.25%

“Financials” means the annual or quarterly financial statements of the Company delivered pursuant to Section 6.1 of the Credit Agreement.

The applicable margins and fees shall be determined in accordance with the foregoing table based on the Company’s most recent Financials. Adjustments, if any, to the applicable margins and fees shall be effective 5 Business Days after the Agent has received the applicable Financials. If the Company fails to deliver the Financials to the Agent at the time required pursuant to the Credit Agreement, then the applicable margins and fees shall be the highest applicable margins and fees set forth in the foregoing table until 5 days after such Financials are so delivered.